Exhibit 24

                     POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned,
Jerome J. McGrath, who is a director of Atrion Corporation, does hereby appoint Jerry A. Howard and Jeffery Strickland, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of Atrion
Corporation, or as a director of Atrion Corporation) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1996, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange
Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto this 12th day of March, 1997.


/s/ Jerome J. McGrath
    Jerome J. McGrath


Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned,
J. Kenneth Smith, who is a director of Atrion Corporation, does hereby appoint Jerry A. Howard and Jeffery Strickland, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of Atrion
Corporation, or as a director of Atrion Corporation) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1994, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto this 18th day of March, 1997.

/s/  J. Kenneth Smith
     J. Kenneth Smith

Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned,
John P. Stupp, Jr., who is a director of Atrion Corporation, does hereby appoint Jerry A. Howard and Jeffery
Strickland, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of Atrion Corporation, or as a director of Atrion
Corporation) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1996, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto this 12th day of March, 1997.


/s/  John P. Stupp, Jr.
     John P. Stupp, Jr.


Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned,
Hugh Morgan, Jr., who is a director of Atrion Corporation, does hereby appoint Jerry A. Howard and Jeffery Strickland, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of Atrion
Corporation, or as a director of Atrion Corporation) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1996, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto this 12th day of March, 1997.

/s/  Hugh J. Morgan, Jr.
     Hugh J. Morgan, Jr.


Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned,
Emile A. Battat, who is a director of Atrion Corporation, does hereby appoint Jerry A. Howard and Jeffery Strickland, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of Atrion
Corporation, or as a director of Atrion Corporation) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1996, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto this 12th day of March, 1997.


/s/  Emile A. Battat
     Emile A. Battat



Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned,
Richard O. Jacobson, who is a director of Atrion Corporation, does hereby appoint Jerry A. Howard and Jeffery
Strickland, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of Atrion Corporation, or as a director of Atrion
Corporation) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1996, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto this 18th day of March, 1997.

/s/  Richard O. Jacobson
     Richard O. Jacobson


Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned,
Roger F. Stebbing, who is a director of Atrion Corporation, does hereby appoint Jerry A. Howard and Jeffery Strickland, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of Atrion
Corporation, or as a director of Atrion Corporation) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1996, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange
Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto this 12th day of March, 1997.


/s/  Roger F. Stebbing
     Roger F. Stebbing


Exhibit 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned,
John H. P. Maley, who is a director of Atrion Corporation, does hereby appoint Jerry A. Howard and Jeffery Strickland, or either of them, to be his true and lawful attorney to execute in his name (whether on behalf of Atrion
Corporation, or as a director of Atrion Corporation) the annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, on SEC Form 10-K for the year ended December 31, 1996, any and all amendments to such Form 10-K, and any and all other instruments and documents to be filed with the Securities and Exchange Commission relating to such Form 10-K, and the undersigned does hereby ratify, confirm and approve all that such attorney shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed his name hereto this 12th day of March, 1997.


/s/  John H. P. Maley
     John H. P. Maley